Exhibit 99.2

	Third-Quarter 2016 Detailed Supplemental Information

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	7,716	8,293	7,262	6,293	29,564	5,121	5,348	6,415		16,884
Equity in earnings (losses) of affiliates	205	258	223	(31)	655	(149)	80	(60)		(129)
Gain on dispositions	52	52	18	469	591	23	128	51		202
Other income	29	57	4	35	125	20	19	110		149
Total Revenues and Other Income	8,002	8,660	7,507	6,766	30,935	5,015	5,575	6,516		17,106

Costs and Expenses
Purchased commodities	3,237	3,230	3,269	2,690	12,426	2,225	2,002	2,819		7,046
Production and operating expenses	1,802	1,798	1,834	1,582	7,016	1,354	1,445	1,526		4,325
Selling, general and administrative expenses	159	218	293	283	953	186	167	203		556
Exploration expenses	482	549	1,061	2,100	4,192	505	610	457		1,572
Depreciation, depletion and amortization	2,131	2,329	2,271	2,382	9,113	2,247	2,329	2,425		7,001
Impairments	16	78	24	2,127	2,245	136	62	123		321
Taxes other than income taxes	224	225	206	246	901	180	197	161		538
Accretion on discounted liabilities	121	122	122	118	483	109	112	108		329
Interest and debt expense	202	210	240	268	920	281	312	335		928
Foreign currency transaction (gains) losses	(16)	(8)	(72)	21	(75)	16	(17)	13		12
Total Costs and Expenses	8,358	8,751	9,248	11,817	38,174	7,239	7,219	8,170		22,628
Loss before income taxes	(356)	(91)	(1,741)	(5,051)	(7,239)	(2,224)	(1,644)	(1,654)		(5,522)
Income tax provision (benefit)	(642)	73	(685)	(1,614)	(2,868)	(768)	(586)	(628)		(1,982)
Net Income (Loss)	286	(164)	(1,056)	(3,437)	(4,371)	(1,456)	(1,058)	(1,026)		(3,540)
Less: net income attributable to noncontrolling interests	(14)	(15)	(15)	(13)	(57)	(13)	(13)	(14)		(40)
Net Income (Loss) Attributable to ConocoPhillips	272	(179)	(1,071)	(3,450)	(4,428)	(1,469)	(1,071)	(1,040)		(3,580)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	0.22	(0.15)	(0.87)	(2.78)	(3.58)	(1.18)	(0.86)	(0.84)		(2.88)
Diluted	0.22	(0.15)	(0.87)	(2.78)	(3.58)	(1.18)	(0.86)	(0.84)		(2.88)

Average Common Shares Outstanding (in thousands)
Basic	1,240,791	1,241,026	1,242,125	1,243,699	1,241,919	1,244,557	1,244,892	1,245,961		1,245,139
Diluted	1,245,531	1,241,026	1,242,125	1,243,699	1,241,919	1,244,557	1,244,892	1,245,961		1,245,139

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	225	305	53	(650)	(67)	(52)	98	36		82

Lower 48	(637)	(460)	(1,320)	(634)	(3,051)	(1,279)	(1,213)	(767)		(3,259)

Canada	(218)	(38)	(211)	(799)	(1,266)	(418)	(238)	(442)		(1,098)

Europe and North Africa	172	102	(30)	(689)	(445)	(146)	14	(9)		(141)

Asia Pacific and Middle East	572	521	310	(1,342)	61	89	157	19		265

Other International	(145)	(315)	(67)	(522)	(1,049)	(32)	(38)	(62)		(132)

Corporate and Other	(325)	(206)	(476)	(415)	(1,422)	(386)	(424)	(429)		(1,239)

Consolidated	(356)	(91)	(1,741)	(5,051)	(7,239)	(2,224)	(1,644)	(1,654)		(5,522)

EFFECTIVE INCOME TAX RATES

Alaska*	35.2%	36.3%	1.3%	40.3%	105.9%	96.4%	-50.1%	-64.0%		-149.3%

Lower 48	36.5%	36.3%	35.4%	39.7%	36.7%	35.8%	36.5%	36.0%		36.1%

Canada	27.6%	-343.5%	31.4%	28.0%	17.6%	29.8%	26.3%	28.9%		28.7%

Europe and North Africa	-269.7%	64.4%	83.7%	62.6%	192.1%	65.3%	-41.6%	1930.7%		193.7%

Asia Pacific and Middle East	28.6%	34.0%	11.8%	-6.7%	758.7%	90.8%	46.1%	478.6%		92.2%

Other International	36.5%	53.2%	37.9%	40.3%	43.5%	24.3%	24.3%	23.2%		23.8%

Corporate and Other	23.3%	36.1%	28.9%	78.2%	43.1%	29.1%	21.2%	24.7%		24.9%

Consolidated	179.8%	-81.7%	39.3%	32.0%	39.6%	34.5%	35.6%	38.0%		35.9%
*Alaska including taxes other than income taxes.	47.0%	49.9%	56.4%	23.1%	98.6%	61.2%	15.5%	36.4%		22.2%
1 of 8

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	145	195	53	(389)	4	(2)	147	59		204

Lower 48	(405)	(293)	(852)	(382)	(1,932)	(820)	(771)	(491)		(2,082)

Canada	(158)	(166)	(145)	(575)	(1,044)	(294)	(175)	(314)		(783)

Europe and North Africa	636	36	(5)	(258)	409	(51)	20	163		132

Asia Pacific and Middle East	395	328	258	(1,444)	(463)	(5)	72	(87)		(20)

Other International	(92)	(147)	(42)	(312)	(593)	(24)	(29)	(47)		(100)

Corporate and Other	(249)	(132)	(338)	(90)	(809)	(273)	(335)	(323)		(931)

Consolidated	272	(179)	(1,071)	(3,450)	(4,428)	(1,469)	(1,071)	(1,040)		(3,580)

SPECIAL ITEMS

Alaska	(1)	-	(10)	(467)	(478)	-	93	(6)		87

Lower 48	(16)	-	(389)	236	(169)	(172)	(148)	(88)		(408)

Canada	(18)	(106)	(27)	(197)	(348)	-	-	(30)		(30)

Europe and North Africa	551	(34)	(7)	(275)	235	(60)	-	160		100

Asia Pacific and Middle East	(1)	-	(44)	(1,503)	(1,548)	-	-	(174)		(174)

Other International	-	(79)	(1)	(239)	(319)	-	-	-		-

Corporate and Other	(21)	(41)	(127)	112	(77)	(58)	(31)	(76)		(165)

Consolidated	494	(260)	(605)	(2,333)	(2,704)	(290)	(86)	(214)		(590)
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	146	195	63	78	482	(2)	54	65		117

Lower 48	(389)	(293)	(463)	(618)	(1,763)	(648)	(623)	(403)		(1,674)

Canada	(140)	(60)	(118)	(378)	(696)	(294)	(175)	(284)		(753)

Europe and North Africa	85	70	2	17	174	9	20	3		32

Asia Pacific and Middle East	396	328	302	59	1,085	(5)	72	87		154

Other International	(92)	(68)	(41)	(73)	(274)	(24)	(29)	(47)		(100)

Corporate and Other	(228)	(91)	(211)	(202)	(732)	(215)	(304)	(247)		(766)

Consolidated	(222)	81	(466)	(1,117)	(1,724)	(1,179)	(985)	(826)		(2,990)

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	35.2%	36.3%	8.4%	-2.8%	28.7%	96.4%	-28.5%	-41.6%		-226.1%

Lower 48	36.5%	36.4%	35.2%	38.8%	37.0%	36.0%	35.6%	36.1%		35.9%

Canada	28.0%	22.9%	32.3%	27.7%	28.2%	29.8%	26.3%	27.9%		28.3%

Europe and North Africa	55.6%	59.1%	124.4%	655.3%	50.4%	135.4%	-41.6%	136.9%		262.0%

Asia Pacific and Middle East	28.6%	34.0%	24.3%	55.6%	31.8%	90.8%	46.1%	47.2%		55.7%

Other International	36.5%	35.3%	37.5%	37.4%	36.6%	24.3%	24.3%	23.2%		23.8%

Corporate and Other	21.9%	34.9%	27.9%	34.9%	29.3%	28.8%	20.0%	21.8%		23.2%

Consolidated	17.8%	54.9%	41.3%	36.0%	34.2%	33.6%	31.0%	30.7%		32.0%
2 of 8

	2015					2016
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Restructuring	(2)	-	(15)	(2)	(19)	-	-	(10)		(10)
Impairments	-	-	-	(643)	(643)	-	-	-		-
Pending claims and settlements	-	-	-	(82)	(82)	-	-	-		-
Gain (loss) on asset sales	-	-	-	-	-	-	56	-		56
Subtotal before income taxes	(2)	-	(15)	(727)	(744)	-	56	(10)		46
Income tax provision (benefit)*	(1)	-	(5)	(260)	(266)	-	(37)	(4)		(41)
Total	(1)	-	(10)	(467)	(478)	-	93	(6)		87

Lower 48
Restructuring	(25)	1	(57)	(13)	(94)	-	-	(35)		(35)
Impairments	-	-	(240)	(194)	(434)	(266)	(246)	-		(512)
Rig termination	-	-	(383)	-	(383)	-	-	(134)		(134)
Depreciation volume adjustment	-	-	75	-	75	-	-	-		-
Pending claims and settlements	-	-	-	-	-	-	-	33		33
Gain (loss) on asset sales	-	-	-	584	584	-	-	-		-
Subtotal before income taxes	(25)	1	(605)	377	(252)	(266)	(246)	(136)		(648)
Income tax provision (benefit)*	(9)	1	(216)	141	(83)	(94)	(98)	(48)		(240)
Total	(16)	-	(389)	236	(169)	(172)	(148)	(88)		(408)

Canada
Gain (loss) on asset sales	-	39	-	(149)	(110)	-	-	37		37
Impairments	-	-	-	(125)	(125)	-	-	(57)		(57)
Restructuring	(24)	1	(37)	(2)	(62)	-	-	(28)		(28)
Subtotal before income taxes	(24)	40	(37)	(276)	(297)	-	-	(48)		(48)
Income tax provision (benefit)**	(6)	146	(10)	(79)	51	-	-	(18)		(18)
Total	(18)	(106)	(27)	(197)	(348)	-	-	(30)		(30)

Europe and North Africa
Restructuring	(19)	(4)	(21)	(3)	(47)	-	-	(2)		(2)
Impairments	-	(66)	-	(645)	(711)	(119)	-	-		(119)
Gain (loss) on asset sales	-	-	-	(38)	(38)	-	-	-		-
Subtotal before income taxes	(19)	(70)	(21)	(686)	(796)	(119)	-	(2)		(121)
Income tax provision (benefit)**	(570)	(36)	(14)	(411)	(1,031)	(59)	-	(162)		(221)
Total	551	(34)	(7)	(275)	235	(60)	-	160		100

Asia Pacific and Middle East
Restructuring	(1)	-	(4)	-	(5)	-	-	-		-
APLNG tax functional currency change	-	-	-	-	-	-	-	(174)		(174)
Impairments	-	-	(105)	(1,504)	(1,609)	-	-	-		-
Subtotal before income taxes	(1)	-	(109)	(1,504)	(1,614)	-	-	(174)		(174)
Income tax provision (benefit)	-	-	(65)	(1)	(66)	-	-	-		-
Total	(1)	-	(44)	(1,503)	(1,548)	-	-	(174)		(174)

Other International
Impairments	-	(209)	-	(463)	(672)	-	-	-		-
Restructuring	-	-	(2)	(1)	(3)	-	-	-		-
Gain (loss) on asset sales	-	-	-	58	58	-	-	-		-
Subtotal before income taxes	-	(209)	(2)	(406)	(617)	-	-	-		-
Income tax provision (benefit)***	-	(130)	(1)	(167)	(298)	-	-	-		-
Total	-	(79)	(1)	(239)	(319)	-	-	-		-

Corporate and Other
Restructuring	(33)	(15)	(105)	(56)	(209)	-	-	(70)		(70)
Pension settlement expense	-	(52)	(78)	(66)	(196)	(83)	(45)	(23)		(151)
Tax benefit on interest expense	-	-	-	30	30	-	-	-		-
Pending claims and settlements	-	-	-	(12)	(12)	-	-	(20)		(20)
Subtotal before income taxes	(33)	(67)	(183)	(104)	(387)	(83)	(45)	(113)		(241)
Income tax provision (benefit)**	(12)	(26)	(56)	(216)	(310)	(25)	(14)	(37)		(76)
Total	(21)	(41)	(127)	112	(77)	(58)	(31)	(76)		(165)

Total Company	494	(260)	(605)	(2,333)	(2,704)	(290)	(86)	(214)		(590)
*Includes deferred tax adjustment in 2Q 2016.
**Includes international tax law change for 1Q 2015 and 3Q 2016 in Europe and North Africa and 2Q 2015 in Canada and Corporate.
***Includes tax impact from country exit in 2Q 2015.
3 of 8

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	286	(164)	(1,056)	(3,437)	(4,371)	(1,456)	(1,058)	(1,026)		(3,540)
Depreciation, depletion and amortization	2,131	2,329	2,271	2,382	9,113	2,247	2,329	2,425		7,001
Impairments	16	78	24	2,127	2,245	136	62	123		321
Dry hole costs and leasehold impairments	311	402	525	1,827	3,065	360	463	187		1,010
Accretion on discounted liabilities	121	122	122	118	483	109	112	108		329
Deferred taxes	(637)	35	(682)	(1,488)	(2,772)	(827)	(630)	(695)		(2,152)
Distributions received greater than equity losses
(undistributed equity earnings)	80	(121)	(38)	180	101	252	(30)	192		414
Gain on dispositions	(52)	(52)	(18)	(469)	(591)	(23)	(128)	(51)		(202)
Other	(133)	(321)	195	580	321	(126)	109	(33)		(50)
Net working capital changes	(55)	(334)	591	(224)	(22)	(251)	30	50		(171)
Net Cash Provided by Operating Activities	2,068	1,974	1,934	1,596	7,572	421	1,259	1,280		2,960

Cash Flows from Investing Activities
Capital expenditures and investments	(3,332)	(2,407)	(2,174)	(2,137)	(10,050)	(1,821)	(1,133)	(916)		(3,870)
Working capital changes associated with investing activities	(198)	(480)	(164)	(126)	(968)	(134)	(229)	(38)		(401)
Proceeds from asset dispositions	173	121	29	1,629	1,952	135	228	56		419
Net sales (purchases) of short-term investments	-	-	-	-	-	(302)	(990)	1,063		(229)
Long-term collections from related parties
and other investments	43	300	60	8	411	57	2	110		169
Net Cash Provided by (Used in) Investing Activities	(3,314)	(2,466)	(2,249)	(626)	(8,655)	(2,065)	(2,122)	275		(3,912)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(57)	2,493	(30)	(11)	2,395	4,530	(763)	(12)		3,755
Issuance of company common stock	(34)	(12)	(23)	(13)	(82)	(42)	(3)	(7)		(52)
Dividends paid	(910)	(909)	(922)	(923)	(3,664)	(313)	(313)	(314)		(940)
Other	(18)	(17)	(15)	(28)	(78)	(38)	(41)	(14)		(93)
Net Cash Provided by (Used in) Financing Activities	(1,019)	1,555	(990)	(975)	(1,429)	4,137	(1,120)	(347)		2,670

Effect of Exchange Rate Changes	(133)	86	(95)	(40)	(182)	5	(20)	19		4

Net Change in Cash and Cash Equivalents	(2,398)	1,149	(1,400)	(45)	(2,694)	2,498	(2,003)	1,227		1,722
Cash and cash equivalents at beginning of period	5,062	2,664	3,813	2,413	5,062	2,368	4,866	2,863		2,368
Cash and Cash Equivalents at End of Period	2,664	3,813	2,413	2,368	2,368	4,866	2,863	4,090		4,090

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	402	379	304	267	1,352	320	183	199		702

Lower 48	1,372	882	756	755	3,765	580	237	175		992

Canada	455	272	160	368	1,255	254	214	85		553

Europe and North Africa	500	367	364	342	1,573	303	271	227		801

Asia Pacific and Middle East	488	432	551	341	1,812	306	179	215		700

Other International	83	43	12	35	173	41	37	3		81

Corporate and Other	32	32	27	29	120	17	12	12		41
Total capital expenditures and investments	3,332	2,407	2,174	2,137	10,050	1,821	1,133	916		3,870
4 of 8

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,610	1,595	1,554	1,599	1,589	1,578	1,546	1,557		1,560

Crude Oil (MBD)
Consolidated operations	603	589	558	598	587	605	577	571		584
Equity affiliates	19	19	19	16	18	12	15	15		14
Total	622	608	577	614	605	617	592	586		598
Over (under) lifting of crude oil (MBD)	17	17	32	(13)	13	37	(8)	45		25

NGL (MBD)
Consolidated operations	148	152	148	146	149	139	137	140		138
Equity affiliates	7	8	8	7	7	7	8	8		8
Total	155	160	156	153	156	146	145	148		146

Bitumen (MBD)
Consolidated operations	12	12	12	18	13	27	19	41		29
Equity affiliates	144	126	145	137	138	139	141	152		144
Total	156	138	157	155	151	166	160	193		173

Natural Gas (MMCFD)
Consolidated operations	3,498	3,514	3,316	3,362	3,422	3,096	2,991	2,829		2,972
Equity affiliates	561	622	668	700	638	799	902	948		883
Total	4,059	4,136	3,984	4,062	4,060	3,895	3,893	3,777		3,855

Industry Prices
Crude Oil ($/BBL)
WTI	48.56	57.84	46.37	42.10	48.72	33.27	45.48	44.88		41.21
WCS	33.86	46.25	33.10	27.61	35.21	19.03	32.18	31.38		27.53
Brent dated	53.97	61.92	50.26	43.67	52.46	33.89	45.57	45.85		41.77
JCC ($/BBL)	89.63	55.45	59.63	57.50	65.55	45.97	33.09	41.30		40.12
Natural Gas ($/MMBTU)
Henry Hub first of month	2.99	2.65	2.77	2.27	2.67	2.09	1.95	2.81		2.29

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	48.02	57.94	46.37	40.29	48.21	31.43	42.63	43.18		38.90
Equity affiliates	49.14	59.93	47.55	42.23	49.92	33.50	46.35	44.78		41.94
Total	48.05	58.00	46.41	40.35	48.26	31.47	42.72	43.21		38.97

NGL ($/BBL)
Consolidated operations	18.54	18.63	14.67	15.50	16.83	11.47	15.76	15.63		14.31
Equity affiliates	38.80	38.24	31.26	34.92	35.79	27.45	29.18	25.12		27.25
Total	19.60	19.62	15.54	16.42	17.79	12.30	16.55	16.18		15.04

Bitumen ($/BBL)
Consolidated operations	19.33	34.60	16.54	12.91	20.13	2.54	13.76	15.73		11.36
Equity affiliates	16.60	32.66	17.16	9.71	18.58	1.59	18.74	18.39		12.91
Total	16.82	32.84	17.12	10.07	18.72	1.74	18.11	17.82		12.65

Natural Gas ($/MCF)
Consolidated operations	4.28	3.80	3.78	3.32	3.80	2.85	2.54	3.11		2.83
Equity affiliates	7.48	4.42	4.37	3.57	4.83	3.56	2.32	2.90		2.90
Total	4.72	3.90	3.87	3.36	3.96	2.99	2.49	3.05		2.85

Exploration Expenses ($ Millions)
Dry holes	271	157	148	565	1,141	180	249	163		592
Leasehold impairment	40	245	377	1,262	1,924	180	214	24		418
Total noncash expenses	311	402	525	1,827	3,065	360	463	187		1,010
Other (G&A, G&G and lease rentals)*	171	147	536	273	1,127	145	147	270		562
Total exploration expenses	482	549	1,061	2,100	4,192	505	610	457		1,572
*3Q 2015 includes Gulf of Mexico deepwater drillship termination expense.

U.S. exploration expenses	220	153	772	1,119	2,264	443	559	199		1,201
International exploration expenses	262	396	289	981	1,928	62	51	258		371

DD&A ($ Millions)
Alaska	140	158	183	199	680	207	235	214		656
Lower 48	952	1,073	1,062	1,142	4,229	1,048	1,148	1,152		3,348
Canada	199	217	200	168	784	191	203	275		669
Europe and North Africa	417	481	485	458	1,841	378	320	373		1,071
Asia Pacific and Middle East	399	374	313	387	1,473	399	399	386		1,184
Corporate and Other	24	26	28	28	106	24	24	25		73
Total DD&A	2,131	2,329	2,271	2,382	9,113	2,247	2,329	2,425		7,001
5 of 8

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	163	154	144	169	158	170	163	148		160
Lower 48	198	209	213	203	206	202	206	195		201
Canada	14	13	12	9	12	8	8	7		8
Norway	88	91	90	93	90	95	78	98		90
United Kingdom	32	29	26	33	30	30	27	23		27
Libya	-	-	-	-	-	-	-	-		-
Europe and North Africa	120	120	116	126	120	125	105	121		117
Australia/Timor-Leste	9	10	9	8	9	7	8	10		8
China	53	46	41	40	45	45	42	40		42
Indonesia	9	8	5	10	8	10	8	9		9
Malaysia	37	29	18	33	29	38	37	41		39
Equity affiliates	15	15	15	13	14	12	15	15		14
AP/ME	123	108	88	104	105	112	110	115		112
Equity affiliates	4	4	4	3	4	-	-	-		-
Other International	4	4	4	3	4	-	-	-		-
Total	622	608	577	614	605	617	592	586		598

NGL (MBD)
Alaska	14	13	10	14	13	14	11	11		12
Lower 48	93	97	95	93	94	86	90	92		89
Canada	25	26	27	25	26	25	22	23		23
Norway	3	2	3	3	3	3	2	3		3
United Kingdom	4	4	4	4	4	4	4	3		3
Europe and North Africa	7	6	7	7	7	7	6	6		6
Australia/Timor-Leste	6	7	6	5	6	4	5	7		6
Indonesia	3	3	3	2	3	3	3	1		2
Equity affiliates	7	8	8	7	7	7	8	8		8
AP/ME	16	18	17	14	16	14	16	16		16
Total	155	160	156	153	156	146	145	148		146

Bitumen (MBD)
Consolidated operations	12	12	12	18	13	27	19	41		29
Equity affiliates	144	126	145	137	138	139	141	152		144
Total	156	138	157	155	151	166	160	193		173

Natural Gas (MMCFD)
Alaska	52	41	34	41	42	38	27	18		28
Lower 48	1,505	1,501	1,457	1,426	1,472	1,216	1,244	1,224		1,228
Canada	736	768	712	643	715	566	532	517		538
Norway	163	143	142	165	153	174	133	127		145
United Kingdom	331	339	273	348	322	332	324	230		295
Libya	-	1	-	1	1	1	1	1		1
Europe and North Africa	494	483	415	514	476	507	458	358		441
Australia/Timor-Leste	276	294	282	297	288	309	312	260		294
China	3	3	1	1	2	1	1	1		1
Indonesia	430	417	408	431	421	445	382	399		409
Malaysia	2	7	7	9	6	14	35	52		33
Equity affiliates	561	622	668	700	638	799	902	948		883
AP/ME	1,272	1,343	1,366	1,438	1,355	1,568	1,632	1,660		1,620
Total	4,059	4,136	3,984	4,062	4,060	3,895	3,893	3,777		3,855

Total (MBOED)
Alaska	186	174	160	190	178	191	179	162		177
Lower 48	542	556	551	534	545	491	503	491		495
Consolidated operations	174	180	170	159	170	154	138	157		150
Equity affiliates	144	126	145	137	138	139	141	152		144
Canada	318	306	315	296	308	293	279	309		294
Norway	118	117	117	123	119	127	102	122		117
United Kingdom	91	89	75	95	88	89	85	65		79
Libya	-	-	-	-	-	-	-	-		-
Europe and North Africa	209	206	192	218	207	216	187	187		196
Australia/Timor-Leste	61	66	62	63	63	63	65	60		63
China	54	46	41	40	45	45	42	40		42
Indonesia	84	80	76	84	81	87	75	77		79
Malaysia	37	30	19	35	30	40	43	50		45
Equity affiliates	115	127	134	136	128	152	173	181		169
AP/ME	351	349	332	358	347	387	398	408		398
Equity affiliates	4	4	4	3	4	-	-	-		-
Other International	4	4	4	3	4	-	-	-		-
Total	1,610	1,595	1,554	1,599	1,589	1,578	1,546	1,557		1,560
6 of 8

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	50.74	61.51	50.48	43.73	51.61	32.54	44.39	43.43		39.69
Lower 48	40.77	52.01	41.56	35.89	42.62	27.04	39.50	40.09		35.54
Canada	37.12	46.58	38.44	34.58	39.52	26.11	37.70	37.50		33.47
Norway	55.72	62.39	50.56	43.28	53.29	35.15	45.90	47.00		42.89
United Kingdom	52.24	62.15	46.85	45.86	51.19	36.19	45.06	44.91		40.67
Libya	-	-	-	60.79	60.79	-	-	-		-
Europe and North Africa	54.30	62.35	49.86	44.01	52.75	35.47	45.77	46.59		42.39
Australia/Timor-Leste	50.58	60.38	50.45	42.11	51.41	36.86	47.21	46.19		43.21
China	48.99	57.26	43.31	36.27	46.54	27.29	38.26	39.83		35.33
Indonesia	43.64	61.28	36.15	38.77	45.40	32.70	44.82	41.98		39.44
Malaysia	56.33	65.51	52.84	44.95	55.23	37.87	49.15	48.46		45.07
AP/ME	51.20	60.55	46.81	39.57	49.70	33.11	43.55	44.27		40.33
Total consolidated operations	48.02	57.94	46.37	40.29	48.21	31.43	42.63	43.18		38.90
Equity affiliates	49.14	59.93	47.55	42.23	49.92	33.50	46.35	44.78		41.94
Total	48.05	58.00	46.41	40.35	48.26	31.47	42.72	43.21		38.97

NGL ($/BBL)
Consolidated operations
Lower 48	15.55	15.29	12.55	12.67	14.01	9.45	14.59	14.57		12.93
Canada	18.28	19.23	14.50	16.14	17.02	11.69	13.70	14.99		13.41
Norway	30.43	28.66	21.25	25.05	26.56	17.32	19.20	19.08		18.43
United Kingdom	29.69	30.90	26.72	26.75	28.29	19.65	22.96	22.77		21.95
Europe and North Africa	29.90	29.54	24.74	26.08	27.56	18.78	22.16	21.38		20.86
Australia/Timor-Leste	41.63	40.95	32.53	36.19	38.38	28.94	29.81	26.16		28.05
Indonesia	39.31	38.95	31.89	37.09	36.62	25.46	29.43	24.36		26.76
AP/ME	40.90	40.35	32.26	36.50	37.78	27.62	29.67	25.84		27.66
Total consolidated operations	18.54	18.63	14.67	15.50	16.83	11.47	15.76	15.63		14.31
Equity affiliates	38.80	38.24	31.26	34.92	35.79	27.45	29.18	25.12		27.25
Total	19.60	19.62	15.54	16.42	17.79	12.30	16.55	16.18		15.04

Bitumen ($/BBL)
Consolidated operations	19.33	34.60	16.54	12.91	20.13	2.54	13.76	15.73		11.36
Equity affiliates	16.60	32.66	17.16	9.71	18.58	1.59	18.74	18.39		12.91
Total	16.82	32.84	17.12	10.07	18.72	1.74	18.11	17.82		12.65

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.29	4.50	4.26	4.25	4.33	4.84	4.82	6.95		5.20
Lower 48	2.60	2.38	2.65	2.09	2.43	1.80	1.70	2.59		2.03
Canada	2.21	1.88	1.94	1.58	1.91	1.20	0.95	1.71		1.28
Norway	7.67	6.84	6.79	5.18	6.59	4.03	3.22	3.54		3.63
United Kingdom	8.65	7.40	7.28	6.37	7.41	5.55	4.74	4.50		4.98
Libya	-	-	-	-	-	-	-	-		-
Europe and North Africa	8.33	7.23	7.11	5.99	7.14	5.03	4.30	4.13		4.53
Australia/Timor-Leste*	1.05	0.85	0.63	0.70	0.81	0.59	0.56	0.47		0.54
China	2.49	2.51	2.50	2.45	2.50	2.38	2.38	2.34		2.37
Indonesia	6.50	7.55	6.26	5.40	6.42	4.47	5.18	5.61		5.07
Malaysia	1.21	1.49	1.71	1.11	1.39	1.54	2.38	2.33		2.24
AP/ME	7.23	6.48	5.97	5.30	6.23	4.24	3.96	4.42		4.20
Total consolidated operations	4.28	3.80	3.78	3.32	3.80	2.85	2.54	3.11		2.83
Equity affiliates	7.48	4.42	4.37	3.57	4.83	3.56	2.32	2.90		2.90
Total	4.72	3.90	3.87	3.36	3.96	2.99	2.49	3.05		2.85
*Excludes transfers to Darwin LNG plant.
7 of 8

		2015					2016
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)		(249)	(132)	(338)	(90)	(809)	(273)	(335)	(323)		(931)

Detail of Earnings (Loss) ($ Millions)
Net interest expense*		(155)	(161)	(176)	(26)	(518)	(222)	(234)	(258)		(714)
Corporate G&A expenses		(21)	(71)	(71)	(83)	(246)	(85)	(72)	(54)		(211)
Technology**		(16)	88	3	47	122	21	1	44		66
Other		(57)	12	(94)	(28)	(167)	13	(30)	(55)		(72)
Total		(249)	(132)	(338)	(90)	(809)	(273)	(335)	(323)		(931)
*4Q 2015 includes a $209 million tax benefit on interest expense, from prior years, as shown on page 3.
**Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense		(296)	(307)	(305)	(306)	(1,214)	(321)	(355)	(377)		(1,053)
Capitalized interest		94	97	65	38	294	40	43	42		125
Interest revenue		12	13	6	5	36	8	14	21		43
Total		(190)	(197)	(234)	(263)	(884)	(273)	(298)	(314)		(885)

Debt
Total debt ($ Millions)		22,511	24,925	24,891	24,880	24,880	29,455	28,677	28,689		28,689
Debt-to-capital ratio (%)		31%	34%	36%	38%	38%	43%	43%	44%		44%

Equity ($ Millions)		49,008	48,969	44,555	40,082	40,082	39,407	37,831	36,456		36,456

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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